SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

ALCHEMY INVESTMENTS ACQUISITION CORP 1
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41699 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204-F Newark, DE (Address of principal executive offices)		19711 (Zip Code)

(212) 877-1588

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ALCYU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ALCY	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ALCYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2023, the Registration Statement on Form S-1 (File No. 333-268659) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Alchemy Investments Acquisition Corp 1 (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On May 9, 2023, the Company consummated the IPO of 11,500,000 units (the “Units”), which included 1,500,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated May 4, 2023, between the Company and Cantor Fitzgerald & Co. (the “Underwriter”), which contains customary representations and warranties and indemnification of the Underwriter by the Company;

•	a Warrant Agreement, dated May 4, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provisions for amendments of the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	an Investment Management Trust Agreement, dated May 4, 2023, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO, certain of the proceeds of the sale of the Private Placement Shares (as defined below), and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, dated May 4, 2023, between the Company, the Sponsor and the Underwriter (the “Holders”), which provides for customary demand and piggy-back registration rights for the Holders as well as certain transfer restrictions applicable to the Holders with respect to the Company’s securities;

•	a Private Placement Shares Purchase Agreement, dated May 4, 2023, between the Company and Alchemy DeepTech Capital LLC (the “Sponsor”), pursuant to which the Sponsor purchased 538,000 private placement shares at a price of $10.00 per share (the “Sponsor Private Placement Shares”);

•	a Private Placement Shares Purchase Agreement, dated May 4, 2023, between the Company and the Underwriter, pursuant to which the Underwriter purchased 57,500 private placement shares, at a price of $10.00 per share (the “Underwriter Private Placement Shares” and, together with the Sponsor Private Placement Shares, the “Private Placement Shares”);

•	an Administrative Services Agreement, dated May 4, 2023, between the Company and Alchemy Investment Management LLC, an affiliate of the Sponsor, pursuant to which Alchemy Investment Management LLC has agreed to make available secretarial and administrative support services and other services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation; and

•	a Letter Agreement, dated May 4, 2023, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any ordinary shares of the Company held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period set forth in the Amended and Restated Memorandum of Articles and Association; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 3.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of an aggregate of 595,500 Private Placement Shares at a price of $10.00 per Private Placement Share, generating total proceeds of $5,955,000. The Private Placement Shares, 538,000 of which were purchased by the Sponsor and 57,500 of which were purchased by the Underwriter, are substantially similar to the Class A Ordinary Shares included in the Units, except that they are (i) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination and (ii) entitled to certain registration rights.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On May 4, 2023, and in connection with the IPO, the Company adopted an Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

Upon closing of the IPO, a total of $116,725,000 (which amount includes $5,175,000 of the underwriters’ deferred discount), comprised of a portion of the proceeds from the IPO and the sale of the Private Placement Shares, was deposited into a trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum of Articles and Association to modify the substance or timing of the Company’s obligation to provide public holders of Class A Ordinary Shares the right to have their shares redeemed in connection with any proposed initial business combination or to redeem 100% of the Class A Ordinary Shares if the Company has not consummated an initial business combination within 18 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement between the Company and Cantor Fitzgerald & Co.
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.2	Registration and Shareholder Rights Agreement between the Company, the Sponsor and the Underwriter
10.3	Private Placement Shares Purchase Agreement between the Company and the Sponsor
10.4	Private Placement Shares Purchase Agreement between the Company and the Underwriter
10.5	Administrative Services Agreement between the Company and Alchemy Investment Management LLC
10.6	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2023	ALCHEMY INVESTMENTS ACQUISITION CORP 1
	By:	/s/ Mattia Tomba
Name: Mattia Tomba
Title: Co-Chief Executive Officer